Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of June 18, 2013, is executed by and among StanCorp Financial Group, Inc. (the “Borrower”), the Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent (the “Agent”).

BACKGROUND

A. The Borrower, the lenders party thereto (“Lenders”), the Agent and the other named agents are party to that certain Credit Agreement dated as of June 22, 2012 (the “Credit Agreement”).

B. The parties wish to amend the Credit Agreement as provided herein as of the date hereof.

C. The Borrower, the Agent and the Lenders are willing to enter into this Amendment upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Extension of Maturity Date. Pursuant to, and in accordance with, the terms of Section 4.14 of the Credit Agreement, the Borrower has requested that the Maturity Date be extended one year to June 22, 2017, and each of the undersigned Lenders has agreed to such extension.

Section 3. Amendments to the Credit Agreement.

3.1. Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the definition of “L/C Commitment” in its entirety and replacing it with the following:

“L/C Commitment” means the lesser of (a) Fifteen Million Dollars ($15,000,000) and (b) the Commitment.

(b) amending the definition of Indebtedness by deleting paragraph (a) thereof in its entirety and replacing it with the following:

(a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, but excluding customer deposits, investment accounts and certificates, insurance reserves, passbook accounts and obligations under Funding Agreements;

(c) amending the definition of Maturity Date by deleting the reference to “June 22, 2016” and replacing it with a reference to “June 22, 2017”, (d) amending the definition of “Permitted Encumbrances” by (i) deleting the reference to “and” at the end of clause (x), (ii) deleting the reference to “.” at the end of clause (xi) and replacing it with a reference to “; and”, and (iii) adding clause (xii) as follows:

(xii) Liens securing obligations under Funding Agreements.

and (e) adding the definition of “Funding Agreement” in the appropriate alphabetical order as follows:

“Funding Agreement” means any funding agreement issued by the Borrower or any Subsidiary to a Federal Home Loan Bank, provided that such funding agreement qualifies as operating leverage and is eligible for treatment as a funding agreement, rather than borrowed money, pursuant to GAAP and SAP.

3.2. Section 9.1 of the Credit Agreement is hereby amended by deleting the reference to “and” at the end of clause (ii) and replacing it with a comma, and adding the following new clause (iv) at the end of paragraph (b) thereof:

and (iv) any Funding Agreement, but only with respect to collateral pledged to support the obligations of Borrower or any Subsidiary under such Funding Agreement

Section 4. Representations and Warranties. To induce the Agent and the undersigned Lenders to execute this Amendment, the Borrower hereby represents and warrants to the Agent and such Lenders as follows:

4.1. the execution, delivery and performance of this Amendment have been duly authorized by all requisite action of the Borrower, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

4.2. each of the representations and warranties in the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof (except, in each case, to the extent stated to relate to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date); provided, that if a representation or warranty is qualified as to materiality, the applicable materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this provision; and

4.3. no Event of Default or Potential Event of Default exists under the Credit Agreement or would exist after giving effect to this Amendment.

Section 5. Effectiveness. This Amendment shall become effective upon the receipt by the Agent of (a) counterparts hereof signed by the Agent, the Swing Line Lender, the Company and the Lenders, (b) an Officer’s Certificate of Borrower to the effect set forth in Section 4.14 of the Credit Agreement, (c) the amendment fee payable to each of the Lenders signatory hereto and (d) such corporate authorization documents of Borrower as shall reasonably be requested by the Agent.

Section 6. Reference to and Effect Upon the Credit Agreement.

6.1. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

6.2. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference to the Credit Agreement contained therein or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for the purposes of the Credit Agreement and each other Loan Document.

Section 7. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

Section 8. Enforceability and Severability. Wherever possible, each provision in or obligation under this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision or obligation shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page.

Section 10. Costs and Expenses. The Borrower hereby affirms its obligation under Section 12.3 of the Credit Agreement to reimburse the Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses for the Agent with respect thereto.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

BORROWER:

STANCORP FINANCIAL GROUP, INC.

/s/ Robert M. Erickson
By: Robert M. Erickson Title: Vice President and Controller

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, Swingline Lender, Issuing Lender and a Lender

/s/ Grainne M. Pergolini
By: Grainne M. Pergolini Title: Director

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent and a Lender

/s/ Inna Kotsubey
By: Inna Kotsubey Title: VP / Portfolio Manager

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Documentation Agent and a Lender

/s/ Thomas A. Kiepura
By: Thomas A. Kiepura Title: Sr. Vice President

THE NORTHERN TRUST COMPANY, as a Lender

/s/ Karen Czys
By: Karen Czys Title: Second Vice President

THE BANK OF NEW YORK MELLON, as a Lender

/s/ Adim Offurum
By: Adim Offurum Title: Vice President

BARCLAYS BANK PLC, as a Lender

/s/ Ronnie Glenn
By: Ronnie Glenn Title: Vice President

GOLDMAN SACHS BANK USA, as a Lender

/s/ Mark Walton
By: Mark Walton Title: Authorized Signatory